Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA Invesco VCP Equity-Income Portfolio (the “Portfolio”)

Supplement dated January 11, 2019

to the Portfolio’s Summary Prospectus, Prospectus and

Statement of Additional Information dated

May 1, 2018, as supplemented and amended to date

Portfolio Manager Changes. Following an investment career that spans more than 20 years, Tom Bastian has announced his intent to retire from Invesco in the spring of 2020. Effective December 21, 2018, Brian Jurkash and Matthew Titus will be named co-lead Portfolio Managers for the SA Invesco VCP Equity-Income Portfolio, alongside Tom Bastian, who currently serves as lead Portfolio Manager of the Portfolio.

Mr. Bastian will serve as co-lead Portfolio Manager with Mr. Jurkash and Mr. Titus until December 2019, at which time he will be removed from the prospectus listing. Mr. Bastian will work to transition leadership of the Portfolio to Mr. Jurkash and Mr. Titus over the next year, remaining fully engaged in the Large Cap Relative Value team investment decision-making process. Following his removal from the prospectus, Mr. Bastian will remain in a consultative role until his retirement in the spring 2020.

Additionally, as of December 21, 2018, Duy Nguyen no longer serves as a Portfolio Manager of the Portfolio. Accordingly, as of that date, all references to Mr. Nguyen in the Prospectuses and Statement of Additional Information are deleted in their entirety.

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA Invesco VCP Equity-Income Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since

Thomas Bastian Co-Lead Portfolio Manager	2013
Jacob Borbidge Portfolio Manager	2018
Chuck Burge Portfolio Manager	2013
Brian Jurkash Co-Lead Portfolio Manager	2015
Sergio Marcheli Portfolio Manager	2013
Matthew Titus Co-Lead Portfolio Manager	2016

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-IVE1 (01/19)